UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    March 24, 2022
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd.
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Warrants exercisable for one share of common stock at an exercise price of $11.50	BHIL WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

PIPE Transaction

On March 24, 2022, following approval by its Board of Directors, Benson Hill, Inc. (the “Company”) entered into definitive subscription agreements (“Subscription Agreements”) with certain investors (the “Investors”) providing for the private placement (the “Private Placement”) to the Investors of an aggregate of 26,150,000 units (collectively, the “Units”) at a price of $3.25 per Unit. Each Unit consisted of (i) one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and (ii) a warrant to purchase one-third of one share of Common Stock (the “Warrants”) for an aggregate purchase price of approximately $85.0 million. The aggregate amount of Common Stock underlying the Warrants is 8,716,661 shares. The closing of the Private Placement occurred on March 25, 2022 (the “Closing”).

Each Warrant has an exercise price of $3.90 per share of Common Stock, is immediately exercisable, and expires five years from the date of issuance, and is subject to customary adjustments. The Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof would exceed a specified threshold set forth therein, subject to increase to up to 19.99% (or, in the case of certain Investors, a lower specified maximum threshold requested by such Investors). Each warrant is redeemable by the Company for $0.10 upon the Common Stock trading greater than $9.75 per share for 20 of 30 consecutive trading days.

The Company intends to use the net proceeds from the Private Placement to help fund its strategic growth initiatives.

Barclays Capital Inc. served as the Company’s placement agent in connection with the Private Placement (the “Placement Agent”), and the Company has agreed to pay customary placement fees of the Placement Agent.

The securities issued to the Investors under the Subscription Agreements were offered in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by each Investor, including that such Investor is an “accredited investor”, as defined in Rule 501(a) promulgated under the Securities Act. The Subscription Agreements contain customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors or their affiliated funds have previously invested in securities of the Company or otherwise had pre-existing relationships with the Placement Agent. The Company did not engage in general solicitation or advertising with regard to the issuance and sale of the securities.

The Private Placement was negotiated with the Investors at arm’s length through the Placement Agent, and each Investor in the Private Placement participated on the same terms as each other Investor in the Private Placement. Mr. Stephan Dolezalek, a director of the Company, is an Executive Director of Wheatsheaf Group, LLC, which through its affiliate Wheatsheaf Group U.S. Inc. is an Investor in the Private Placement, whose participation was considered and approved by the Audit and Risk Committee of the Company’s Board of Directors. In addition, entities affiliated with GV, S2G Ventures, Mercury, and Star Peak Sponsor II LLC were among the Investors in the Private Placement.

The sale of the securities pursuant to the Subscription Agreements has not been registered under the Securities Act or any state securities laws. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein or therein.

The Subscription Agreements contains certain registration rights, pursuant to which the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission no later than 15 days following the Closing, pertaining to the registration for resale of the shares of Common Stock included in the Units, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants. The Company agreed to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, subject to certain specified liquidated damages if effectiveness is not achieved by the 60th day following the Closing (or the 90th day following the Closing if the SEC notifies the Company that it will review the registration statement).

The foregoing description of the Subscription Agreements and the Warrants is only a summary and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition.

On March 28, 2022, the Company issued a press release reporting the financial results of the Company for the quarter and full year ended December 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. In conjunction with the press release, the Company has posted a supplemental information presentation to its website (bensonhill.com) and a copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1 and the presentation attached hereto as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release and presentation attached as Exhibits 99.1 and 99.2 hereto, the press release and presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and presentation, respectively, regarding these forward-looking statements.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated herein by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant
99.1	Press Release, dated March 28, 2022
99.2	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ DeAnn Brunts
DeAnn Brunts
Chief Financial Officer
Date: March 28, 2022